FINANCIAL EXPENSES, NET	12 Months Ended
Dec. 31, 2021
Nonoperating Income (Expense) [Abstract]
FINANCIAL EXPENSES, NET
NOTE 14:	FINANCIAL EXPENSES, NET

	2021	2020
	$	$
Financial expenses:

Interest, bank charges and fees	(3,642)	(3,812)
Exchange differences, net	246	(316)

Total financial expenses	(3,396)	(4,128)
Financial income:
Interest income	-	15

Total financial income	-	15

Total financial expenses, net	(3,396)	(4,113)